UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 28, 2015

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed on December 29, 2014, on December 19, 2014, Activision Blizzard, Inc. (the “Company”), as the nominal defendant, entered into a stipulation of compromise and settlement (the “Settlement Agreement”) with respect to the litigation captioned In re: Activision Blizzard, Inc. Stockholder Litigation (the “Lawsuit”) relating to the Company’s repurchase of shares of its common stock pursuant to a stock purchase agreement (the “Stock Purchase Agreement”) with Vivendi, S.A., then the Company’s majority shareholder (“Vivendi”), and ASAC II LP, an exempted limited partnership acting by its general partner, ASAC II LLC (together, “ASAC”).

On May 20, 2015, the Court of Chancery of the State of Delaware entered an order granting final approval of the Settlement Agreement.

On May 28, 2015, pursuant to section 2.3 of the Settlement Agreement, the Company, ASAC, the Company’s chief executive officer, Robert A. Kotick, and the chairman of the Company’s Board of Directors, Brian G. Kelly amended the Stockholders Agreement, (the “ASAC Stockholders Agreement”), entered into by and among them on October 11, 2013.

The amendment provides that Messrs. Kotick and Kelly must vote any shares of the Company’s common stock they beneficially own which, when aggregated with ASAC’s shares, represent shares of the Company’s common stock in excess of 19.9% of the Company’s common stock either (1) in a manner proportionally consistent with the vote of the shares of common stock not owned by them or ASAC or (2) in accordance with the recommendation, if any, of a majority of the members of the Board not affiliated with ASAC.  The ASAC Stockholders Agreement previously obligated Messrs. Kotick and Kelly to vote any shares of the Company’s common stock they beneficially own which, when aggregated with ASAC’s shares, represent shares of the Company’s common stock in excess of 24.9% of the Company’s common stock in that manner.

A copy of the amendment to the ASAC Stockholders Agreement is attached hereto Exhibit 10.1 and is incorporated herein by reference.

Item 3.03.                                        Material Modifications to Rights of Security Holders

The information set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 3.03.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

10.1                        ASAC Stockholders Agreement, dated as of October 11, 2013, among the Company, ASAC and, for the limited purposes set forth therein, Mr. Kotick and Mr. Kelly (incorporated by reference to Exhibit 10.4 of the Company’s Form 8-K, filed October 18, 2013).

10.2                        Amendment, dated May 28, 2015, to the ASAC Stockholders Agreement among the Company, ASAC and, for the limited purposes set forth therein, Mr. Kotick and Mr. Kelly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2015	ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

ASAC Stockholders Agreement, dated as of October 11, 2013, among the Company, ASAC and, for the limited purposes set forth therein, Mr. Kotick and Mr. Kelly (incorporated by reference to Exhibit 10.4 of the Company’s Form 8-K, filed October 18, 2013).

10.2	Amendment, dated May 28, 2015, to the ASAC Stockholders Agreement among the Company, ASAC and, for the limited purposes set forth therein, Mr. Kotick and Mr. Kelly.